UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 8, 2007
THE STANLEY WORKS
(Exact name of Registrant as specified in its charter)

Connecticut (State of incorporation)	1-5244 (Commission File No.)	06-0548860 (IRS Employer Identification No.)
1000 Stanley Drive
New Britain, Connecticut 06053
(Address of principal executive offices)
Registrant’s telephone number: (860) 225-5111
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
     See disclosure contained in Item 2.03 below, which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
     On January 8, 2007, The Stanley Works (the “Registrant”) entered into a Credit Agreement (the “Credit Agreement”) with each of the initial lenders named therein, and Citibank, N.A., as Administrative Agent, to obtain extensions of credit and commitments aggregating $500 million (the “Credit Facility”).
     The Credit Facility consists of a $500 million revolving credit loan. Borrowings under the Credit Facility bear interest at a floating rate or rates equal to, at the option of the Registrant, the Eurocurrency rate or the prime rate, plus a margin specified in the Credit Agreement for Eurocurrency rate advances. The proceeds of the Credit Facility may only be used by the Registrant to finance all or a portion of the consideration payable in connection with the acquisition of HSM Electronic Protection Systems, Inc. by the Registrant (the “Acquisition”), as more fully described in the Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 14, 2006 (the “December 8-K”). The Registrant intends to finance the Acquisition through a combination of the Credit Facility, available cash and equity-linked convertible debt, all as more fully described in the December 8-K.
     The Registrant must repay all advances by the earlier of (i) January 8, 2008 or (ii) the date of termination in whole, at the election of the Registrant, of the commitments by the lenders under the Credit Facility, pursuant to the terms of the Credit Agreement. The Registrant may be required to prepay any borrowings under the Credit Facility upon a change of control and the commitments under the Credit Agreement will be reduced, upon the issuance of certain debt or equity by the Registrant or any of its subsidiaries.
     None of the proceeds from the Credit Facility were drawn down at closing.
     The Credit Agreement contains covenants that include, among other things:
•	a limitation on creating liens on certain property of the Registrant and its subsidiaries;

•	a restriction on mergers, consolidations and sales of substantially all of the assets of the Registrant or its subsidiaries;

•	maintenance of specified financial ratios; and

•	a restriction on entering into certain sale-leaseback transactions.
     The Credit Facility contains customary events of default. If an event of default occurs and is continuing, the Registrant might be required to repay all amounts outstanding under the Credit Facility.

     The description contained herein is a summary of certain material terms of the Credit Agreement and is qualified in its entirety by reference to the Credit Agreement attached as Exhibit 10.1 hereto.
CAUTIONARY STATEMENT
Under the Private Securities Litigation Reform Act of 1995
     Statements in this Current Report on Form 8-K, including but not limited to those regarding the Registrant’s ability to finance the Acquisition using the proceeds from the Credit Agreement, available cash and equity-linked convertible debt, are “forward looking statements” and subject to risk and uncertainty.
     The Registrant’s ability to deliver the results as described above (the “Results”) is based on current expectations and involves inherent risks and uncertainties, including factors listed below and other factors that could delay, divert, or change any of them, and could cause actual outcomes and results to differ materially from current expectations. In addition to the risks, uncertainties and other factors discussed below, the risks, uncertainties and other factors that could cause or contribute to actual results differing materially from those expressed or implied in the forward looking statements include, without limitation, those set forth under Item 1A Risk Factors of the Registrant’s Annual Report on Form 10-K and any material changes thereto set forth in any subsequent Quarterly Reports on Form 10-Q, those contained in the Registrant’s other filings with the Securities and Exchange Commission, and those set forth below.
     The Registrant’s ability to deliver the Results is dependent upon: (i) obtaining advances under the Credit Agreement, amount of available cash and completion of any equity-linked convertible debt transaction; (ii) the success of the Registrant’s effort to build a growth platform and market leadership in Security Solutions; (iii) the Registrant’s success at identifying and developing new markets for Security Solutions; (iv) the success of the Registrant’s efforts to manage costs; (v) the Registrant’s ability to generate free cash flow and maintain a strong debt to capital ratio; (vi) the Registrant’s ability to identify and effectively execute productivity improvements and cost reductions while minimizing any associated restructuring charges; (vii) the Registrant’s ability to obtain favorable settlement of routine tax audits; (viii) the ability of the Registrant to generate earnings sufficient to realize future income tax benefits during periods when temporary differences become deductible; (ix) the continued ability of the Registrant to access credit markets under satisfactory terms; (x) the Registrant’s ability to negotiate satisfactory payment terms under which the Registrant buys and sells goods, services, materials and products; (xi) the ability of the Registrant’s employees to adapt to changes made within the organization and to meet or exceed expectations; (xii) the ability to continue successfully managing and defending claims and litigation; (xiii) the absence or mitigation of increased pricing pressures from customers and competitors and the ability to defend market share in the face of price competition; (xiv) the Registrant’s ability to continue improvements in working capital, including inventory reductions and payment terms.
     The Registrant’s ability to achieve the results will also be affected by external factors. These external factors include pricing pressure and other changes within competitive markets,

increasing competition, changes in trade, monetary, tax and fiscal policies and laws, inflation, currency exchange fluctuations, the impact of dollar/foreign currency exchange and interest rates on the competitiveness of products and the Registrant’s debt program, the strength of the U.S. economy and the impact of events that cause or may cause disruption in the Registrant’s manufacturing, distribution and sales networks such as war, terrorist activities, political unrest and recessionary or expansive trends in the economies of the world in which the Registrant operates.
     The Registrant undertakes no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date hereof.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

10.1	Credit Agreement, dated as of January 8, 2007, among The Stanley Works, the initial lenders named therein, and Citibank, N.A., as Administrative Agent.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 11, 2007

The Stanley Works
By:	/s/ Bruce H. Beatt
Bruce H. Beatt Vice President, General Counsel and Secretary